UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22473

Stone Harbor Emerging Markets Income Fund
(Exact name of registrant as specified in charter)

c/o Stone Harbor Investment Partners LP
31 West 52nd Street, 16th Floor
New York, NY 10019
(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.
c/o Stone Harbor Investment Partners LP
31 West 52nd Street, 16th Floor
New York, NY 10019
(Name and address of agent for service)

With copies to:

Michael G. Doherty, Esq.
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: February 28, 2017

Item 1.	Schedule of Investments.

Stone Harbor Emerging Markets Income Fund	Statement of Investments
February 28, 2017 (Unaudited)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)

SOVEREIGN DEBT OBLIGATIONS - 85.06%
Angola - 2.79%
Republic of Angola:
		USD	9.50%	11/12/25	2,689,000	$2,727,655	(1)(2)
		USD	9.50%	11/12/25	3,798,000	3,852,596	(2)(3)
						6,580,251

Argentina - 14.66%
Provincia del Chaco		USD	9.38%	08/18/24	2,835,000	2,714,512	(2)(3)
Republic of Argentina:
		ARS	15.50%	10/17/26	70,323,000	5,009,192
		EUR	7.82%	12/31/33	2,865,048	3,152,849
		EUR	7.82%	12/31/33	6,447,712	7,052,708
		USD	8.28%	12/31/33	13,007,618	13,560,441	(2)
		EUR	0.00%	12/15/35	20,140,897	2,128,394	(4)
		EUR	2.26%	12/31/38	509,052	326,270	(5)
		USD	2.50%	12/31/38	980,969	620,463	(5)
						34,564,829

Brazil - 9.92%
Brazil Minas SPE via State of Minas Gerais		USD	5.33%	02/15/28	11,827,000	11,767,865	(2)(3)
Nota Do Tesouro Nacional		BRL	10.00%	01/01/21	36,200,000	11,620,482
						23,388,347

Cameroon - 0.49%
Republic of Cameroon		USD	9.50%	11/19/25	1,030,000	1,148,450	(1)

Colombia - 1.25%
Bogota Distrio Capital		COP	9.75%	07/26/28	8,000,000,000	2,938,642	(3)

Costa Rica - 2.50%
Republic of Costa Rica:
		USD	7.00%	04/04/44	1,485,000	1,468,294	(3)
		USD	7.00%	04/04/44	2,853,000	2,820,903	(1)(2)
		USD	7.16%	03/12/45	1,602,000	1,602,000	(3)
						5,891,197

Ecuador - 1.45%
Republic of Ecuador:
		USD	7.95%	06/20/24	307,000	308,535	(1)
		USD	7.95%	06/20/24	920,000	924,600	(3)
		USD	9.65%	12/13/26	1,998,000	2,177,820	(1)(2)
						3,410,955

El Salvador - 3.62%
Republic of El Salvador:
		USD	7.75%	01/24/23	357,000	361,016	(3)
		USD	8.25%	04/10/32	4,108,000	4,030,975	(2)(3)
		USD	7.65%	06/15/35	3,735,000	3,450,206	(2)(3)
		USD	7.63%	02/01/41	750,000	684,375	(3)
						8,526,572

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Ethiopia - 0.41%
Federal Democratic Republic of Ethiopia		USD	6.63%	12/11/24	1,028,000	$975,315	(1)

Gabon - 1.48%
Republic of Gabon:
		USD	6.38%	12/12/24	836,000	802,560	(1)
		USD	6.95%	06/16/25	2,775,000	2,688,281	(1)(2)
						3,490,841

Ghana - 4.25%
Republic of Ghana:
		USD	9.25%	09/15/22	5,965,000	6,240,881	(1)(2)
		USD	7.88%	08/07/23	2,244,000	2,185,095	(2)(3)
		USD	10.75%	10/14/30	1,366,000	1,607,611	(1)(2)
						10,033,587

Honduras - 0.21%
Honduras Government		USD	6.25%	01/19/27	499,000	506,173	(1)

Indonesia - 4.83%
Republic of Indonesia:
		IDR	8.25%	07/15/21	75,881,000,000	5,897,620
		IDR	8.38%	09/15/26	68,900,000,000	5,494,537
						11,392,157

Iraq - 1.68%
Republic of Iraq		USD	5.80%	01/15/28	4,474,000	3,967,320	(2)(3)

Ivory Coast - 5.74%
Ivory Coast Government		USD	5.75%	12/31/32	14,311,920	13,524,764	(2)(3)(5)

Kenya - 2.08%
Republic of Kenya:
		USD	6.88%	06/24/24	2,350,000	2,326,500	(2)(3)
		USD	6.88%	06/24/24	2,596,000	2,570,040	(1)(2)
						4,896,540

Lebanon - 1.44%
Lebanese Republic:
		USD	6.25%	11/04/24	712,000	705,770
		USD	6.60%	11/27/26	272,000	272,850
		USD	6.75%	11/29/27	2,400,000	2,415,000	(2)
						3,393,620

Malaysia - 0.40%
1MDB Global Investments Ltd.		USD	4.40%	03/09/23	1,000,000	947,500	(3)

Mexico - 1.59%
Mexican Bonos		MXN	6.50%	06/10/21	77,000,000	3,757,493

Nigeria - 1.35%
Republic of Nigeria		USD	6.38%	07/12/23	3,083,000	3,175,490	(1)(2)

Pakistan - 1.44%
Republic of Pakistan		USD	8.25%	09/30/25	3,000,000	3,395,625	(2)(3)

South Africa - 4.75%
Republic of South Africa		ZAR	10.50%	12/21/26	132,440,000	11,213,221

Sri Lanka - 0.38%
Republic of Sri Lanka		USD	6.13%	06/03/25	890,000	901,681	(1)

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Suriname - 0.61%
Republic of Suriname	USD	9.25%	10/26/26	1,438,000	$1,436,203	(1)

Turkey - 5.93%
Republic of Turkey:
	TRY	10.50%	01/15/20	24,520,000	6,706,261
	TRY	10.70%	02/17/21	17,600,000	4,824,270
	USD	6.00%	03/25/27	1,147,000	1,174,241
	USD	6.00%	01/14/41	112,000	108,360
	USD	6.63%	02/17/45	1,115,000	1,166,569
					13,979,701

Ukraine - 5.98%
Ukraine Government:
	USD	7.75%	09/01/19	51,000	51,383	(1)
	USD	7.75%	09/01/20	4,144,000	4,127,424	(1)(2)
	USD	7.75%	09/01/21	3,738,000	3,672,585	(1)(2)
	USD	7.75%	09/01/23	1,220,000	1,168,760	(1)
	USD	7.75%	09/01/25	878,000	821,369	(1)
	USD	7.75%	09/01/25	2,600,000	2,432,300	(2)(3)
	USD	7.75%	09/01/27	1,987,000	1,839,962	(1)
					14,113,783

Venezuela - 2.15%
Republic of Venezuela:
	USD	13.63%	08/15/18	518,000	465,553	(3)
	USD	7.75%	10/13/19	7,059,200	4,614,952	(2)
					5,080,505

Zambia - 1.68%
Republic of Zambia:
	USD	5.38%	09/20/22	204,000	189,592	(3)
	USD	8.50%	04/14/24	1,169,000	1,218,683	(3)
	USD	8.97%	07/30/27	2,435,000	2,562,838	(2)(3)
					3,971,113

TOTAL SOVEREIGN DEBT OBLIGATIONS					200,601,875
(Cost $199,338,274)

BANK LOANS - 1.20%
Brazil - 1.04%
Banco de Investimentos Credit Suisse Brasil SA - Brazil Loan Tranche A	USD	6.25%	01/10/18	750,000	758,136
Banco de Investimentos Credit Suisse Brasil SA - Brazil Loan Tranche B	USD	6.25%	01/10/18	1,687,500	1,705,806
					2,463,942

Indonesia - 0.16%
PT Bakrie & Brothers TBK	USD	0.00%	11/25/14	2,515,676	377,352	(6)

TOTAL BANK LOANS					2,841,294
(Cost $3,443,770)

CORPORATE BONDS - 31.96%
Algeria - 0.72%
GTH Finance BV	USD	7.25%	04/26/23	1,534,000	1,695,070	(1)

Argentina - 2.45%
Pampa Energia SA	USD	7.50%	01/24/27	2,500,000	2,531,875	(1)(2)
Petrobras Argentina SA	USD	7.38%	07/21/23	1,000,000	1,037,500	(1)

	Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Argentina (continued)
YPF SA		USD	8.75%	04/04/24	2,003,000	$2,207,707	(1)(2)
						5,777,082

Brazil - 4.73%
Cosan Luxembourg SA		USD	7.00%	01/20/27	1,000,000	1,052,500	(1)
ESAL GmbH		USD	6.25%	02/05/23	2,501,000	2,551,020	(1)(2)
GTL Trade Finance Inc.		USD	7.25%	04/16/44	1,000,000	1,005,600	(1)
Marfrig Holdings Europe BV		USD	8.00%	06/08/23	2,000,000	2,099,000	(1)
Minerva Luxembourg SA		USD	6.50%	09/20/26	2,000,000	1,979,500	(1)
Petrobras Global Finance BV		USD	8.75%	05/23/26	1,000,000	1,137,000
Rumo Luxembourg Sarl		USD	7.38%	02/09/24	750,000	769,687	(1)
Votorantim Cimentos SA		USD	7.25%	04/05/41	550,000	558,415	(1)
						11,152,722

Chile - 1.04%
GeoPark Latin America Ltd. Agencia en Chile		USD	7.50%	02/11/20	855,000	863,122	(1)
VTR Finance BV		USD	6.88%	01/15/24	1,500,000	1,586,250	(1)
						2,449,372

Colombia - 0.35%
Emgesa SA ESP		COP	8.75%	01/25/21	911,000,000	314,996	(1)
Empresas Publicas de Medellin ESP:
		COP	8.38%	02/01/21	500,000,000	171,667	(3)
		COP	8.38%	02/01/21	1,030,000,000	353,634	(1)
						840,297

Ecuador - 2.99%
EP PetroEcuador via Noble Sovereign Funding I Ltd.	Libor+5.63%	USD	6.63%	09/24/19	6,875,000	7,055,469	(2)(4)

Guatemala - 0.34%
Comcel Trust via Comunicaciones Celulares SA		USD	6.88%	02/06/24	750,000	796,875	(1)

India - 1.08%
Vedanta Resources PLC:
		USD	8.25%	06/07/21	347,000	380,326	(1)
		USD	6.38%	07/30/22	1,900,000	1,945,125	(1)
		USD	7.13%	05/31/23	210,000	220,237	(1)
						2,545,688

Kazakhstan - 1.83%
Zhaikmunai LLP		USD	7.13%	11/13/19	4,403,000	4,320,444	(1)(2)

Macau - 0.58%
Studio City Co. Ltd.		USD	7.25%	11/30/21	1,274,000	1,366,327	(1)

Mexico - 9.21%
America Movil SAB de CV		MXN	6.00%	06/09/19	85,000,000	4,067,892
Cemex SAB de CV		USD	7.75%	04/16/26	2,000,000	2,242,400	(1)(2)
Metalsa SA de CV		USD	4.90%	04/24/23	768,000	733,440	(1)
Mexichem SAB de CV:
		USD	6.75%	09/19/42	2,181,000	2,245,667	(1)(2)
		USD	5.88%	09/17/44	500,000	474,600	(1)
Petroleos Mexicanos:
		USD	6.88%	08/04/26	2,070,000	2,266,029	(2)
		MXN	7.47%	11/12/26	98,000,000	4,101,645
		USD	5.50%	06/27/44	281,000	241,435
		USD	6.75%	09/21/47	279,000	275,861

Reference Rate	Currency	Rate	Maturity Date	Principal Amount/Shares*	Value Expressed (in USD)
Mexico (continued)
Sixsigma Networks Mexico SA de CV	USD	8.25%	11/07/21	2,305,000	$2,224,325	(1)(2)
Southern Copper Corp.	USD	6.75%	04/16/40	2,500,000	2,839,125	(2)
					21,712,419

South Africa - 2.75%
Eskom Holdings SOC Ltd.	USD	7.13%	02/11/25	6,258,000	6,495,804	(1)(2)

Venezuela - 3.89%
Petroleos de Venezuela:
	USD	6.00%	05/16/24	21,117,683	8,341,485	(2)(3)
	USD	6.00%	11/15/26	2,200,000	832,590	(3)
					9,174,075

TOTAL CORPORATE BONDS					75,381,644
(Cost $76,792,684)

CREDIT LINKED NOTES - 3.01%
Iraq - 3.01%
Republic of Iraq (Counterparty: Bank of America - Merrill Lynch)	JPY	2.86%	01/01/28	1,084,960,540	7,099,154	(4)

TOTAL CREDIT LINKED NOTES					7,099,154
(Cost $10,192,904)

EXCHANGE TRADED FUNDS - 2.03%
iShares® MSCI Turkey ETF	USD	N/A	N/A	135,893	4,775,280

TOTAL EXCHANGE TRADED FUNDS					4,775,280
(Cost $6,401,702)

SHORT TERM INVESTMENTS - 20.37%
Money Market Mutual Funds - 20.37%
State Street Institutional Liquid Reserves Fund (7-Day Yield)	USD	0.76%	N/A	48,029,392	48,034,195

TOTAL SHORT TERM INVESTMENTS					48,034,195
(Cost $48,034,195)

Total Investments - 143.63%					338,733,442
(Cost $344,203,529)
Liabilities in Excess of Other Assets - (43.63)%					(102,899,348)	(7)

Net Assets - 100.00%					$235,834,094

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
ARS - Argentine Peso
BRL - Brazilian Real
COP - Colombian Peso
EUR - Euro Currency
IDR - Indonesian Rupiah
JPY - Japanese Yen
MXN - Mexican Peso
TRY - New Turkish Lira

USD - United States Dollar
ZAR - South African Rand

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.  Total market value of Rule 144A securities amounts to $85,820,527, which represents approximately 36.39% of net assets as of February 28, 2017.

(2)	On February 28, 2017, securities valued at $147,382,219 were pledged as collateral for reverse repurchase agreements.
(3)
Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration.  Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.  As of February 28, 2017, the aggregate market value of those securities was $83,412,062, which represents approximately 35.37% of net assets.

(4)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of February 28, 2017.
(5)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of February 28, 2017.
(6)	Security is in default and therefore is non-income producing.
(7)	Includes cash which is being held as collateral for derivatives.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)

Citigroup Global Markets	EUR	12,268,555	Sale	03/10/17	$13,003,812	$197,411
						$197,411

J.P. Morgan Chase & Co.	ARS	65,072,000	Purchase	06/01/17	$4,033,930	$(10,321)
J.P. Morgan Chase & Co.	JPY	769,688,900	Sale	03/10/17	6,854,323	(51,976)
						$(62,297)

**	The contracted amount is stated in the currency in which the contract is denominated.

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - BUY PROTECTION(1)

Reference Obligations	Counterparty	Fixed Deal Pay Rate	Maturity Date	Implied Credit Spread at February 28, 2017(2)	Notional Amount(3)	Value	Upfront Premiums Paid	Unrealized Depreciation
Petroleos de Venezuela	Deutsche Bank	5.000%	06/20/2017	59.265%	$3,700,000	$547,072	$1,110,000	$(562,928)
						$547,072	$1,110,000	$(562,928)

(1)
If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

REVERSE REPURCHASE AGREEMENTS

Counterparty	Interest Rate	Acquisition Date	Amount
Credit Suisse First Boston	1.500%	12/15/2016	$15,292,600
Credit Suisse First Boston	1.750%	12/15/2016	18,682,860
Credit Suisse First Boston	1.750%	12/16/2016	16,189,300

REVERSE REPURCHASE AGREEMENTS (continued)

Counterparty	Interest Rate	Acquisition Date	Amount
Credit Suisse First Boston	1.750%	12/19/2016	$12,491,285
Credit Suisse First Boston	1.750%	12/21/2016	7,786,925
Credit Suisse First Boston	1.750%	01/12/2017	972,500
Credit Suisse First Boston	1.750%	01/13/2017	3,636,992
Credit Suisse First Boston	1.750%	01/19/2017	5,260,661
Credit Suisse First Boston	1.500%	01/20/2017	3,663,660
Credit Suisse First Boston	1.500%	01/24/2017	11,097,095
Credit Suisse First Boston	1.500%	01/25/2017	10,327,219
J.P. Morgan Chase & Co.	0.500%	02/02/2017	3,594,061
J.P. Morgan Chase & Co.	1.800%	02/02/2017	1,821,889
			$110,817,047

All agreements can be terminated by either party on demand at value plus accrued interest.

INTEREST RATE SWAP CONTRACTS

Pay/Receive Floating Rate	Clearing House	Floating Rate	Expiration Date	Notional Amount	Fixed Rate	Value	Unrealized Appreciation/(Depreciation)
Receive	Chicago Mercantile Exchange	3 month LIBOR	02/06/2025	$26,600,000	1.975%	$527,982	$527,982
						$527,982	$527,982
Receive	Chicago Mercantile Exchange	3 month LIBOR	02/01/2027	$20,400,000	2.427%	$(134,887)	$(134,887)
Receive	Chicago Mercantile Exchange	3 month LIBOR	02/21/2022	27,000,000	2.051%	(57,631)	(57,631)
Receive	Chicago Mercantile Exchange	3 month LIBOR	02/21/2027	13,500,000	2.427%	(86,624)	(86,624)
						$(279,142)	$(279,142)

Stone Harbor Emerging Markets Income Fund	Notes to Quarterly Statement of Investments
February 28, 2017 (Unaudited)

1. ORGANIZATION

Stone Harbor Emerging Markets Income Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund’s inception date is December 22, 2010. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 4,188 shares of beneficial interest (“Common Shares”) in the Fund to the Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”) at a price of $23.88 per share. The Fund’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “EDF”.

The Fund’s investment objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in emerging markets securities. Emerging markets securities include fixed income securities and other instruments (including derivatives) that are economically tied to emerging market countries, which are denominated in the predominant currency of the local market of an emerging market country or whose performance is linked to those countries’ markets, currencies, economies or ability to repay loans. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or if the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

1. SIGNIFICANT ACCOUNTING POLICIES AND RISK DISCLOSURES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its Statement of Investments.  The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”). The policies are in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of the date of the Statement of Investments. Actual results could differ from those estimates.

Investment Valuation: Sovereign debt obligations, corporate bonds, and convertible corporate bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing service generally uses market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information. Bank Loans are primarily valued by a loan pricing provider using a composite loan price at the mean of the bid and ask prices from one or more brokers of dealers. Credit Linked securities are generally valued using quotations from the broker through which the Fund executed the transaction. The broker’s quotation considers cash flows, default and recovery rates, and other security specific information. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. If on a given day, a closing price is not available on the exchange, the equity security is valued at the mean between the closing bid and ask prices, as such prices are provided by a pricing service. Publicly traded foreign government debt securities are typically traded internationally in the over the counter market and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees (the “Board”). Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Exchange Traded Funds (“ETFs”) are valued at the close price on the exchange it is listed. Money market mutual funds are valued at their net asset value. Over the counter traded derivatives (primarily swaps and foreign currency options) are generally priced by an independent pricing service. OTC traded credit default swaps are valued by the independent pricing source using a mid price that is calculated based on data an independent pricing source receives from dealers. OTC traded foreign currency options are valued by an independent pricing source using mid foreign exchange rates against USD for all currencies at 4:00 p.m.  Eastern Standard Time (EST). Derivatives which are cleared by an exchange are priced by using the last price on such exchange. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. EST.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The following is a summary of the Fund’s investment and financial instruments based on the three-tier hierarchy as of February 28, 2017:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Sovereign Debt Obligations	$–	$200,601,875	$–	$200,601,875
Bank Loans	–	–	2,841,294	2,841,294
Corporate Bonds	–	75,381,644	–	75,381,644
Credit Linked Notes	–	–	7,099,154	7,099,154
Exchange Traded Funds	4,775,280	–	–	4,775,280
Short Term Investments	48,034,195	–	–	48,034,195
Total	$52,809,475	$275,983,519	$9,940,448	$338,733,442

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$197,411	$–	$197,411
Interest Rate Swap Contracts	–	527,982	–	527,982

Liabilities
Forward Foreign Currency Contracts	–	(62,297)	–	(62,297)
Credit Default Swap Contracts	–	(562,928)	–	(562,928)
Interest Rate Swap Contracts	–	(279,142)	–	(279,142)
Total	$–	$(178,974)	$–	$(178,974)

*	For detailed Country descriptions, see accompanying Statement of Investments.
**
Other financial instruments are derivative instruments not reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

There were no transfers in or out of Levels 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of November 30, 2016	Accrued discount/ premium	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of February 28, 2017	Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at February 28, 2017
Stone Harbor Emerging Markets Income
Bank Loans	$3,662,236	$-	$-	$(8,442)	$-	$(812,500)	$-	$-	$2,841,294	$(8,442)
Credit Linked Notes	6,846,248	32,579	(32,249)	684,777	-	(432,201)	-	-	7,099,154	684,777
Total	$10,508,484	$32,579	$(32,249)	$676,335	$-	$(1,244,701)	$-	$-	$9,940,448	$676,335

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or use evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.  The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time).

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

ETFs and Other Investment Companies Risk: The Fund may invest in an ETF or other investment company. The Fund will be subject to the risks of the underlying securities in which the other investment company invests. In addition, as a shareholder in an ETF or other investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may use leverage, in which case an investment would subject the Fund to additional risks associated with leverage. The Fund may invest in other investment companies for which the Adviser or an affiliate serves as investment manager or with which the Adviser is otherwise affiliated. The relationship between the Adviser and any such other investment company could create a conflict of interest between the Adviser and the Fund.

In addition to the risks related to investing in investment companies generally, investments in ETFs involve the risk that the ETF's performance may not track the performance of the index or markets the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index and, therefore, investments in those ETFs are subject to the same derivatives risks discussed below.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Loan Participations and Assignments: The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, or any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

While some loans are collateralized and senior to an issuer’s other debt securities, other loans may be unsecured and/or subordinated to other securities. Some senior loans, such as bank loans, may be illiquid and generally tend to be less liquid than many other debt securities.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Loans may not be considered “securities” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the U.S. Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and record cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Fund is noted on the Statement of Investments.

Leverage: The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Total Assets”) immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. In periods of increased demand for a security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid to cover its obligations under reverse repurchase agreements. As all agreements can be terminated by either party on demand, face value approximates fair value at February 28, 2017. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy described above. For the period ended February 28, 2017, the average amount of reverse repurchase agreements outstanding was $101,149,405 at a weighted average interest rate of 1.60%.

Emerging Market Risk: Emerging market countries often experience instability in their political and economic structures. Government actions could have a great effect on the economic conditions in these countries, which can affect the value and liquidity of the assets of a Fund. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, expropriation, confiscatory taxation and unanticipated social or political occurrences. In addition, the ability of an emerging market government to make timely payments on its debt obligations will depend on the extent of its reserves, interest rate fluctuations and access to international credit and investments. A country with non-diversified exports or that relies on specific imports will be subject to a greater extent to fluctuations in the pricing of those commodities. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of a Fund’s assets invested in corporate debt obligations of emerging market companies would decline. Foreign investment in debt securities of emerging market countries may be restricted or controlled to varying degrees. These restrictions can limit or preclude foreign investment in debt securities of certain emerging market countries. In addition, certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Interest Rate Risk: Changes in interest rates will affect the value of the Fund’s investments. In general, as interest rates rise, bond prices fall, and as interest rates fall, bond prices rise. Interest rate risk is generally greater for funds that invest a significant portion of their assets in high yield securities. However, funds that generally invest a significant portion of their assets in higher rated fixed income securities are also subject to this risk. The Fund also faces increased interest rate risk if it invests in fixed income securities paying no current interest (such as zero coupon securities and principal only securities), interest only securities and fixed income securities paying non cash interest in the form of other securities.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell at the time that the Fund would like or at the price that the Fund believes such investments are currently worth. Certain of the Fund’s investments may be illiquid. Illiquid securities may become harder to value, especially in changing markets. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Derivatives, securities that involve substantial interest rate or credit risk and bank loans tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A and Regulation S securities.

Foreign Investment Risk: The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign (non U.S.) securities. Adverse conditions in

Leverage Risk: Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value (“NAV”) per share and market price of, and dividends paid on, the Common Shares. There is a risk that fluctuations in the interest rates on any Borrowings held by the Fund may adversely affect the return to the Common Shareholders. If the income from the securities purchased with the proceeds of leverage is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to the Common Shareholders as dividends and other distributions will be reduced.

The Fund may choose not to use leverage at all times. The amount and composition of leverage used may vary depending upon a number of factors, including economic and market conditions in the relevant emerging market countries, the availability of relatively attractive investment opportunities not requiring leverage and the costs and risks that the Fund would incur as a result of leverage.

Credit and Market Risk: The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

3. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter in various types of derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities: they require little or no initial cash investment; they can focus exposure on only certain selected risk factors; and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if the Fund were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors: The Fund’s use of derivatives can result in losses due to unanticipated changes in the risk factors described in Note 2 and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type below and in the notes that follow.

Derivatives are also subject to the risk of possible regulatory changes, which could adversely affect the availability and performance of derivative securities, make them more costly and limit or restrict their use by the Fund, which could prevent the Fund from implementing its investment strategies and adversely affect returns.

Forward Foreign Currency Contracts: The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign Currency Options: The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. Writing foreign currency options gives the counterparty the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Swap Agreements: The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked‐to‐market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily.  Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors).  Generally, the basis of the OTC swaps is the unamortized premium received or paid.  The periodic swap payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: The Fund may enter into credit default swap contracts for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, the Fund is the buyer of a credit default swap contract. In that case, the Fund is entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund pays to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund has spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, the Fund receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund effectively adds leverage to its portfolio because, in addition to its total assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

4. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (TAX BASIS)

At February 28, 2017 the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were as follows:

Stone Harbor Emerging Markets Income Fund
Gross appreciation on investments (excess of value over tax cost)	$9,155,353
Gross depreciation on investments (excess of tax cost over value)	(14,625,819)
Net unrealized depreciation	$(5,470,466)
Cost of investments for income tax purposes	$344,203,908

Item 2.	Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3.	Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Emerging Markets Income Fund

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/ Principal Executive Officer

Date:	April 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/ Principal Executive Officer

Date:	April 28, 2017

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/ Principal Accounting Officer

April 28, 2017